UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 14, 2000 .

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S Employer Identification Number

1-7297	Nicor Inc.	36-2855175

(An Illinois Corporation)

1844 Ferry Road

Naperville, Illinois 60563-9600

(630) 305-9500

Nicor Inc.	Page 1

Item 5.	Other Events

On September 14 and 15, 2000, Nicor Inc. will present to security analysts objectives and strategies for building shareholder value and will provide an update of recent developments. The company is filing this Form 8-K to give broad disclosure to such information.

Item 7.	Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit Number	Description

99.01	Analyst Presentation dated September 14 and 15, 2000.

Nicor Inc.	Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nicor Inc.

Date	September 14, 2000	By	KATHLEEN L. HALLORAN Kathleen L. Halloran Executive Vice President, Finance and Administration and Secretary

Nicor Inc.	Page 3

Exhibit Index

Exhibit Number	Description of Document

99.01	Analyst Presentation dated September 14 and 15, 2000.